Exhibit 10.126: Certain confidential information in this Exhibit 10.126 was omitted and filed separately with the Securities and Exchange Commission (“SEC”) with a request for confidential treatment by Inter Parfums, Inc.

CONTRAT DE LICENCE DE MARQUES

ENTRE LES SOUSSIGNES :

-
 QS HOLDINGS, SARL de droit luxembourgeois ayant son siège social situé 1, rue de Glacis, Duché de Luxembourg et ayant un établissement Rue Centrale 115, CH-2503 Biel, Bienne, Suisse, représentée par son Senior Vice-Président Monsieur Peter Bloxham et ci-après dénommée le « Concédant »,

D’une part,

ET

-
INTER-PARFUMS, société anonyme ayant son siège social situé 4, rond-point des Champs Elysées, 75008 Paris, immatriculée au RCS de Paris sous le numéro 350 219 382, représentée par son Président-Directeur Général, Monsieur Philippe Benacin, et ci-après dénommée le « Licencié »,

D’autre part,

IL EST D’ABORD EXPOSE QUE:

Le Concédant, avec ses sociétés parentes et affiliées, est propriétaire des marques « QUIKSILVER », « ROXY » et des logos qui leurs sont associés, incluant mais non limités au logo « Mountain & Wave » et au logo « Heart » qu’il a déposés à titre de marques dans divers pays dans le monde entier et sous lesquels il conçoit, développe, fabrique, distribue et promeut depuis de nombreuses années une vaste ligne de vêtements, accessoires, équipement sportif et produits associés conçus pour une clientèle dynamique adoptant un style de vie décontracté, issu de l’héritage des sports de glisse, avec un style exclusif et haut de gamme .

Les marques « QUIKSILVER » et « ROXY » et leurs logos associés ont acquis dans le secteur d’activité du Concédant une notoriété mondiale et le Concédant souhaite se développer davantage dans le domaine des cosmétiques, des soins de la peau et de la parfumerie.

De son côté, le Licencié tient une place de premier plan sur le marché mondial des produits de parfumerie et des cosmétiques, grâce aux moyens et à la longue expérience dont il dispose tant en matière de conception et de développement qu’en matière de communication et de distribution.

Dans le cadre du rapprochement entre le Licencié et le Concédant, et en considération de l’effet bénéfique que la conjonction de leurs forces respectives ne manquerait pas d’avoir sur leurs affaires, les parties ont examiné les conditions dans lesquelles l’attribution d’une licence pour les parfums au Licencié pourrait être effectuée à leurs avantages communs.

IL EST ALORS CONVENU CE QUI SUIT :

ARTICLE 1 - DEFINITIONS

1.1
L’expression « Marques Concédées » utilisée dans le présent contrat désigne outre les noms « QUIKSILVER » et « ROXY », les marques listées en Annexe 1 aux présentes appliquées aux « Produits » tels que définis comme ci-après et dans la Classe internationale 3 de dépôt des marques, ainsi que les noms, abréviations, symboles et autres signes distinctifs quelconques, qui lui sont actuellement ou lui seront dans le futur associés sur l’initiative du Concédant ou sur proposition du Licencié expressément acceptée par écrit par le Concédant.

1.2
Le terme « Produits » désigne les produits de parfumerie, cosmétiques, de toilette, et les produits de soins visage et corporels incluant les soins solaires vendus sous l’une ou plusieurs des « Marques Concédées » telles que décrites en Annexe 2 aux présentes, étant convenu expressément que pour les parfums et déodorants actuels et futurs pour homme le Concédant exercera ses droits conformément aux dispositions de l’article 2-3 ci-après.

1.3
Le terme « Territoire » désigne tous les pays du monde où les Marques Concédées sont ou seront déposées dans la Classe internationale 3 ou tels qu’approuvés par écrit par le Concédant en vertu de l’article 7.7 des présentes, incluant les zones de vente en Duty-Free. Est jointe à l’Annexe 1 des présentes une liste des demandes de marques et enregistrements de marques actuels du Concédant en classe 3, par pays et listant les produits désignés.

1.4
L’expression « Chiffre d’Affaires Net Mondial » désigne, pour les besoins de calcul des redevances, le chiffre d’affaires mondial de la vente des Produits incluant la facturation de la PLV, étant précisé qu’il s’agit du montant hors taxes des ventes facturées par :

•
le Licencié à tous ses « détaillants » (tout point de vente ou espace de vente au consommateur final habilité à vendre les Produits), étant précisé que si la vente est effectuée à un détaillant possédé ou contrôlé par le Licencié, le montant est réputé être le montant dont le Licencié aurait facturé le détaillant si celui-ci n’était pas possédé ou contrôlé par le Licencié ;

•
le Licencié aux « distributeurs indépendants » (toute société indépendante habilitée à revendre les Produits en vertu d’un contrat écrit ou d’accords avec le Licencié à des détaillants dans un ou plusieurs pays). Par distributeur indépendant, il convient d’entendre toute entité qui ne soit pas contrôlée par le Licencié au sens des dispositions de l’article 233-3 du Code du Commerce ;

•
par les distributeurs locaux ou filiales, contrôlés par le Licencié au sens des dispositions de l’article 233-3 du Code du Commerce, aux détaillants (tout point de vente ou espace de vente au consommateur final habilité à vendre les Produits).

1.5	L’expression « Lancement de Nouveaux Produits » désigne les opérations décrites en Annexe 3.

1.6
L’expression « Activités de Publicité et de Promotion » désigne : uniquement les achats d’espaces publicitaires de toute nature et dans tous médias, la diffusion de produits gratuits (échantillons, collatéraux) et la publicité sur les lieux de vente, y compris les objets promotionnels. Elle inclut également les dépenses suivantes : les frais de personnel engagé au titre de la vente ou de la présentation des Produits en magasins, les ouvertures de stand, les participations à des salons professionnels et expositions et les espaces de présentation des Produits.

1.7	L’expression de la « P.L.V » désigne : testeurs, miniatures (5ml), échantillons (2ml), comptoirs/présentoirs, pancartes, sacs shopping et « blotters ».

ARTICLE 2 - LICENCE

2.1 Le Concédant concède au Licencié qui accepte, à compter de la date d’effet des présentes en vertu de l’article 11 ci-après, une licence exclusive d’utilisation des Marques Concédées, pour la conception, le développement, la fabrication, la vente, la distribution et la commercialisation des Produits dans le Territoire, conformément aux dispositions et conditions des présentes. Dans le présent contexte, l’utilisation du terme « exclusif » signifie que, pour toute la durée du présent contrat, le Concédant s’interdit d’accorder d’autres licences relatives à la création, développement, fabrication et/ou vente des Produits porteurs des Marques Concédées, conformément à l’article 10.1

2.2  Le Licencié s’engage expressément par les présentes à développer ses meilleurs efforts pour promouvoir, développer et étendre les ventes des Produits dans le Territoire, afin d’assurer une connaissance et une demande continues et croissantes des Produits dans et à travers chacun des pays du Territoire.

Le Licencié s’engage également expressément par les présentes à fabriquer ou faire fabriquer des quantités suffisantes de Produits jusqu’au terme du présent contrat afin de satisfaire la demande des Produits et à promouvoir les Produits par tous moyens publicitaires adaptés, modernes, importants et effectifs.

2.3 Les parties conviennent qu’en ce qui concerne le cas particulier des parfums et déodorants (eau de toilette et eaux de parfums, lotions, baumes après rasage et déodorants) pour homme sous la marque « QUIKSILVER », l’exercice des droits concédés ci-dessus à l’article 2.1 est soumis à l’obtention de l’accord préalable écrit du Concédant, étant précisé que ce dernier décidera librement de la suite à donner à la demande du Licencié de créer un tel produit.

2.4 Le présent contrat étant strictement personnel entre le Concédant et le Licencié, aucune des deux parties n’est en conséquence autorisée à céder ni à transférer à un quelconque tiers tout ou partie de ses droits ou obligations découlant du présent contrat, à l’exception du Concédant qui peut librement transférer ou céder les droits découlant du présent contrat à toute entité appartenant au Groupe Quiksilver au sens de l’article L 233-3 du Code de commerce, à condition que ce transfert ou cette cession maintienne au Licencié les mêmes droits sur les Marques Concédées au titre du présent contrat . En outre, les droits conférés au Licencié par le présent contrat lui étant strictement personnels et intransférables ou incessibles, le Licencié s’engage à ne pas concéder de sous-licences totales ou partielles de ses droits concédés au titre du présent contrat et s’engage à ne donner en garantie, gager ou concéder aucun droit tiré du présent contrat à quelque tiers que ce soit.

ARTICLE 3 - PRINCIPES DE BASE

3.1 Le Licencié aura, en coordination avec le Concédant et sous réserve de l’accord de ce dernier, le choix du sous-traitant, l’initiative et la direction de la fabrication des Produits du présent contrat dont il assumera seul la responsabilité dans les conditions exprimées ci-après.

3.2 Le Licencié aura également, en concertation avec le Concédant, le choix du prestataire (créateurs de parfums, désigner de flacons, d’étuis, etc.), l’initiative et la responsabilité de la création, après qu’aura été définie avec le Concédant l’orientation de ladite création, cela dans le cadre général décrit au présent article et dans celui de l’univers exclusif aux marques QUIKSILVER et ROXY.

3.3 Le Licencié est autorisé, sous son entière responsabilité, à confier la distribution des Produits à toutes sociétés indépendantes et/ou filiales contrôlées par le Licencié et s’engage à faire respecter par ces dernières les termes du présent contrat.

3.4 En conséquence de ce qui précède, le Licencié s’engage à respecter et à faire respecter en permanence, dans toutes ses actions et initiatives, l’image de qualité, de haut de gamme et d’originalité attachée aux Marques Concédées, notamment en ce qui concerne la qualité des Produits du présent contrat, leur aspect créatif, leur publicité, leur promotion et leur distribution. Le Licencié se conformera sans délai à toute instruction raisonnable du Concédant concernant la manière et la forme de l’usage des Marques Concédées.

3.5 Le Licencié s’engage à respecter et à faire respecter par ses salariés, représentants, agents, mandataires et/ou ayants droits, ainsi que par ses sociétés affiliées et sous-traitants, pendant la durée des présentes, toutes les lois et règlements en vigueur sur le Territoire ayant trait à l’objet des présentes.

3.6 A ce titre, le Licencié déclare, en son nom et pour le compte de toutes ses sociétés affiliées, que toutes les polices d’assurances nécessaires à la réalisation de l’objet des présentes ont été et seront régulièrement souscrites et payées et seront maintenues en vigueur et effectives pendant toute la durée des présentes. En ce qui concerne les polices de responsabilité civile, le Licencié s’engage à souscrire une telle police couvrant ses activités relatives au présent contrat pour un montant suffisant et conforme aux usages de la profession.

Le Licencié s’engage également à inclure le Concédant et ses affiliés, ainsi que leurs directeurs, présidents, employés, agents et contractants en tant que bénéficiaires additionnels désignés assurés.

Le Licencié s’engage également à fournir au Concédant une attestation d’assurance en cours dès la signature des présentes et sur toute demande raisonnable formulée par le Concédant.

3.7 Le Licencié s’interdit pendant la durée des présentes, d’utiliser à titre de raison sociale ou de dénomination sociale, directement ou par l’une des entités dans lesquelles elle aurait une participation ou un contrôle direct ou indirect, l’une quelconque des Marques Concédées, ainsi que plus généralement les noms «QUIKSILVER » et/ou « ROXY » et leurs logos associés.

3.8 Les parties conviennent que la notoriété et la renommée de « QUIKSILVER » et « ROXY » et des autres Marques Concédées dans le secteur d’activité du Concédant est un élément important de ces marques. Dans cette optique, le Concédant et le Licencié attachent tout deux une importance primordiale à ce que dans tous les domaines l’image haut de gamme, de qualité et de style exclusif attachée aux marques « QUIKSILVER » et « ROXY » et aux autres Marques Concédées se retrouve et soit respectée en permanence.  Dans cette optique, le Concédant s’engage à maintenir la renommée et la notoriété des noms « QUIKSILVER » et « ROXY » dans son domaine exclusif, afin de soutenir régulièrement le Licencié dans ses efforts de positionnement des marques « QUIKSILVER » et « ROXY » sur les marchés des produits de beauté et de la parfumerie.

ARTICLE 4 - CREATION, FABRICATION, DISTRIBUTION

4.1 Le Licencié aura la charge et la responsabilité d’assurer à ses frais la création, la conception, la mise au point et la fabrication des Produits, dans le respect des principes énoncés à l’article 3 ci-dessus et sous réserve de l’acceptation écrite préalable du Concédant.

4.2 Le Licencié assume au plan mondial et à titre exclusif la charge entière de la conception, du développement de l’élaboration et de la fabrication des Produits. Le Licencié s’engage à créer et à commercialiser des produits de grande qualité de conception, d’exécution, d’esthétique sur le marché international de produits de beauté et de parfumerie qui répondent à des standards de style et qualité comparables aux marques citées en Annexe 6. Le Licencié sera seul responsable de la conformité avec toutes lois et réglementations dans chaque pays du Territoire et devra obtenir toute approbation réglementaire, dédouanement et autorisation nécessaires à la création, la fabrication, la promotion, la distribution et la vente des Produits (incluant, sans y être limité, l’emballage des Produits).

4.3  Création des Produits et du visuel publicitaire :
La création des Produits et des visuels publicitaires relatifs à ces Produits devra s'inscrire dans la cohérence d'un style exclusif à l’univers de « QUIKSILVER » et « ROXY », et afin de garantir cette cohérence, le Licencié associera le Concédant, dont l’accord sera nécessaire, à toutes les étapes de la création et du développement étant précisé que dans tous les cas les parties feront leurs meilleurs efforts pour coopérer en vue d’aboutir ensemble à un projet commun et étant entendu que le Concédant se réserve le droit d’approbation finale de tout Produit et toute publicité pour les Produits.
Pour toute création de Produit, le Licencié recherchera l’accord préalable écrit du Concédant sur le projet aux principales étapes suivantes :

•	Mise au point du concept Produit
•	Rédaction des briefs destinés aux créateurs (design et parfum) leur donnant une directive de travail
•	Mise au point du design du flacon
•	Développement et choix du jus
•	Développement et choix du packaging
•	Choix du nom du Produit
•	Le concept du visuel publicitaire et projets de mise en page relatifs au nouveau Produit envisagé et destinés à la publicité

4.4. Développement industriel ou mise au point technique des Produits :
Le Licencié s’engage à ce que les Produits soient fabriqués selon les standards de qualité de l’industrie afin qu’ils soient conformes au style haut de gamme de l’environnement de «QUIKSILVER » et de « ROXY » et des autres Marques Concédées.

En particulier, la fabrication des Produits et la destruction de tout surplus, matière première , ingrédient ou Produits non utilisés doivent être en conformité avec toutes les lois et règlements, standards de santé et de sécurité, dans l’ensemble des pays constituant le Territoire, et doit notamment respecter l’environnement, et le Licencié ne doit tester ou faire tester aucun Produit, ingrédient ou matériau sur aucun animal..

La fabrication de tout Produit doit également être en conformité, et le licencié fera ses meilleures efforts pour s’assurer que l’ensemble des usines et sous-traitants qu’il utilisera soit également en conformité, avec les dispositions du « Quiksilver Ethical Standard of Trade » (Quest Code), qui figure en Annexe 7 des présentes. Si le Licencié est informé qu’un sous-traitant manque à son obligation de se conformer au Quest Code du Concédant, le Licencié doit immédiatement le notifier au Concédant et cesser utiliser ce sous-traitant.

Les parties conviennent que le Licencié conservera la maîtrise de toutes les étapes techniques du développement industriel. Elle sélectionnera librement les fournisseurs des articles de conditionnement (moules, capots, pompes, étuis, cales, étiquettes etc.), étant entendu qu’avant toute mise en fabrication, le Licencié recherchera l’accord préalable écrit du Concédant qui sera donné aussi rapidement que possible.

Le Concédant pourra, sous réserve d’un préavis raisonnable adressé au Licencié et aux frais raisonnables du Licencié, pendant les heures régulières d’ouverture, inspecter toute unité de production, incluant les unités de production de sous-traitants, fournisseurs, etc., du Licencié où tout Produit est fabriqué, pour permettre au Concédant de vérifier que le Licencié respecte les dispositions du présent contrat concernant la nature et la qualité des Produits et l’usage de l’une quelconque des Marques Concédées en relation avec les Produits.

Le Licencié adressera au Concédant pour information, dans un délai raisonnable avant le lancement de chaque Produit ou nouvelle ligne de Produits du présent contrat, les échantillons ou maquettes des Produits en question, avec leur conditionnement, pour accord préalable écrit du Concédant.

Si le Concédant n’a pas présenté des réserves écrites au Licencié dans [__________]1 suivant la réception des échantillons ou maquettes, il sera réputé satisfait du projet.

Dans le cas contraire, si le Concédant fait part de toute réserve par écrit ou informe par écrit qu’il n’approuve pas l’un quelconque des Produits ou nouvelle ligne de Produits dans un délai de [__________]2 à compter de la réception d’échantillons ou de modèles tests les parties se concerteront sur les mesures à prendre pour tenir compte des souhaits du Concédant. Dans tous les cas les parties s’engagent à faire leurs meilleurs efforts pour coopérer en vue d’aboutir ensemble à un projet satisfaisant pour les deux parties. Dans tous les cas également, le Licencié ne fabriquera, distribuera, commercialisera ni ne vendra aucun Produit ou ligne de Produits à moins que le Concédant les ait approuvés à l’avance ou soit considéré les avoir approuvés en accord avec l’article 4.4 des présentes.

De manière générale, il est expressément convenu que c’est au Concédant que revient l’approbation finale et nécessaire de tout projet et tout Produit ou ligne de Produits et que le Licencié ne pourra entamer aucune démarche suite à un projet soumis au Concédant sans que les objections éventuellement soulevées par le Concédant ne soient préalablement prises en compte par le Licencié à la satisfaction du Concédant.

1  Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.126:1.
2  Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.126:2.

4.5  Contrôle de qualité :
Le Licencié devra effectuer les contrôles de qualité et inspections requis avant la livraison des Produits aux clients.

Le Concédant se réserve le droit d’approuver et/ou rejeter tout Produit pour des raisons tenant à leur qualité, ainsi qu’à leur style et leur apparence.

Le Licencié assumera seul la responsabilité de la conformité des Produits aux législations et aux réglementations relatives à la santé et sécurité.

Le Licencié indemnisera et tiendra hors de cause le Concédant et ses affiliés, ainsi que leurs directeurs, dirigeants, employés, agents et contractants de et contre tous réclamation, frais, dépenses, pertes et responsabilité (incluant les frais raisonnables d’avocats) subis ou engagés par quiconque d’entre eux et résultant directement ou indirectement de toute plainte ou mise en cause de sa responsabilité formée par tout consommateur ou consommateur des Produits, de tout manquement du Licencié à se conformer à toute loi ou exigence réglementaire, de toute autre attaque résultant du fait des ou liée aux Produits, de tout autre manquement du Licencié à se conformer au présent contrat et/ou de toute condamnation judiciaire qui pourrait résulter de l’un quelconques des faits qui précèdent.

Sans limiter l’un quelconque de ses autres droits, le Concédant peut, par notification écrite, exiger du Licencié, aux seuls frais du Licencié, d’effectuer immédiatement un rappel de tous Produits si, selon l’opinion raisonnable du Concédant, ces Produits créent un risque sanitaire ou de sécurité pour toute personne ou sont susceptibles d’être à l’origine de tout événement qui pourrait matériellement détériorer ou dévaluer le goodwill attaché aux ou la réputation des Marques Concédées. Le Licencié se conformera immédiatement à une telle notification et coopérera pleinement avec l’équipe RP et/ou la cellule de communication de crise et les plans de réponse du Concédant.

4.6 Réseau de distribution
Le Licencié organisera la distribution des Produits du contrat dans le Territoire sur une base sélective, en limitant la vente aux seuls (a) parfumeries et rayons de parfumerie des grands magasins en adéquation avec l’image de marque de QUIKSILVER et ROXY, en prenant comme référence les points de vente des produits concurrents des Produits sur le Territoire (dont la liste figure en Annexe 6 aux présentes) et (b) points de ventes franchisés ou licenciés portant l’enseigne « QUIKSILVER » ou « ROXY » ou autres types de points de vente appartenant au Concédant ou à toutes entités contrôlées par le Concédant tels que communiqués par écrit au Licencié par le Concédant ((a) et (b) étant collectivement désignés en tant que « Circuits Approuvés de Distribution »).

Nonosbtant les dispositions qui précèdent, le Concédant peut à tout moment et ponctuellement notifier par écrit au Licencié que le Concédant ne considère pas tel ou tel point de vente faisant partie des Circuits Approuvés de Distribution comme à même de distribuer les Produits et conduisant le Licencié à ne livrer aucun des Produits à ce(s) point(s) de vente si, de l’avis raisonnable du Concédant, ces point(s) de vente ne maintiennent pas ou ne reflètent pas l’intégrité, le positionnement ou l’image des Marques Concédées. Le Licencié se conformera à une telle notification dès qu’il le pourra.

Les Produits ne pourront être distribués, vendus ou commercialisés par le Licencié dans tout réseau de distribution ou point de vente autre que les Circuits Approuvés de Distribution sans l’accord préalable écrit du Concédant.

S’agissant des ventes de Produits à tout point de vente appartenant en nom propre au Concédant ou appartenant à toute entité contrôlant ou contrôlée ou appartenant au groupe du Concédant, le Licencié appliquera le prix de gros le plus favorable offert à tout autre client des Produits dans ce pays moins une réduction de [_____ ]3 .

 3  Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.126:3..

S’agissant des ventes de Produits à tout point de vente sous franchise ou sous licence du Concédant ou de toute entité contrôlant ou contrôlée par le Concédant ou appartenant au groupe du Concédant et opérant sous l’enseigne « QUIKSILVER » ou « ROXY » ou tout autre type de point de vente opérant à ce titre dans le réseau de distribution du Concédant, le Licencié appliquera à ces points de vente le prix de gros le plus favorable offert à tout autre client des Produits dans ce pays et paiera au Concédant une redevance égale à [_____ ]4du prix de gros de tous les produits vendus à ces points de vente

S’agissant des ventes de Produits à tout point de vente faisant partie des propres réseaux de distribution du Concédant ou de toute entité contrôlant ou contrôlée par le Concédant ou appartenant au groupe du Concédant pour des produits autres que les Produits (incluant sans y être limités les magasins spécialisés de surf et sports de glisse, magasins de sport et rayons spécialisés de grands magasins), le Licencié paiera au Concédant une redevance égale à [_____ ]5 du prix de gros de tous les produits vendus à ces points de vente.

Les redevances payables au titre du présent Article sont à ajouter aux et payables en même temps que la redevance payable au titre de l’article 9.1.

4.7 Vente agréée par Internet

Le Licencié ne pourra autoriser ses distributeurs et détaillants agréés à vendre et à promouvoir les Produits et les Marques Concédées sur l’Internet, et ne pourra lui-même vendre ou promouvoir les Produits et les Marques Concédées qu’à la condition d’obtenir préalablement l’accord écrit du Concédant, qui est libre de le refuser, sur tout projet. A cet égard, le Licencié s’engage notamment à respecter l’environnement sélectif des Produits, préserver ou faire préserver le positionnement haut de gamme des Marques Concédées et à faire respecter l’ensemble des règles stipulées dans le présent contrat et que cette présentation puisse être considérée comme « la vitrine électronique » du distributeur ou des détaillants agréés.

Le Licencié, en cas d’accord préalable écrit du Concédant sur un projet de vente par Internet, et en particulier après que le Concédant ait été pleinement informé du projet par le Licencié, s’engage à développer ses meilleurs efforts pour contrôler les ventes sur le net en exigeant de ses détaillants et/ou de ses distributeurs un contrat écrit, soumis à acceptation préalable du Concédant, fixant les règles de vente par Internet afin de prévenir, dans les limites du droit applicable, les risques inhérents aux ventes par Internet.

4.8 Le Licencié décidera par ailleurs des lancements, des conditions et des prix de vente des promotions commerciales, après en avoir avisé le Concédant au préalable dans le cadre des réunions de travail mentionnées ci-après et après avoir obtenu l’accord préalable écrit du Concédant.

Le Licencié communiquera annuellement au Concédant sa politique tarifaire applicable aux Produits.

Conformément aux usages de la profession, le Licencié pourra appliquer une politique tarifaire discountée à la vente des Produits discontinués, en concertation avec le Concédant.

4.9 Le Licencié et le Concédant se réuniront régulièrement à leur convenance commune afin de faire un point sur toutes les actions entreprises dans le cadre de l’exécution du contrat et le respect de ses dispositions. Le Licencié s’engage à communiquer au Concédant, à première demande de celui-ci, toute information que celui-ci pourrait souhaiter dans le cadre de la préparation et de la tenue de ces réunions. Lors de ces réunions, les représentants des parties aux présentes traiteront notamment :

4 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.126:4.
5  Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.126:3.

-	de l’analyse en commun du déroulement et des résultats de l’exploitation des Produits du contrat et le cas échéant des produits promotionnels,

-	de la qualité de la fabrication des Produits,

-	de la distribution et de la commercialisation des Produits,

-	de l’utilisation du budget promotionnel et publicitaire tel que prévu à l’article 7 des présentes, et notamment du ratio entre le budget de publicité média et le budget PLV,

-	de la définition, le cas échéant, des orientations nouvelles,

-	de toutes autres questions ayant trait l’exécution du présent contrat.

ARTICLE 5 - MARQUES, PROPRIETE INDUSTRIELLE

5.1 Le Concédant s’engage à garantir, pendant la durée des présentes, au Licencié, qui reconnaît la validité des Marques Concédées et leur titularité par le Concédant ou sociétés affiliées, l’existence matérielle des dépôts des Marques Concédées figurant dans l’Annexe 1 aux présentes, dans la limite des lois et règlements en vigueur.

Les Marques Concédées, signes de toute nature et logos doivent apparaître de façon évidente, visible à l’œil nu dans un graphisme déterminé sur les flacons, boîtes, emballages et présentoirs aussi bien que dans toutes les publicités. Ce graphisme pour les produits portant la marque ROXY devra inclure l’apposition de manière claire et lisible sur tous les Produits, d’une part de l’appellation « ROXY », avec ou sans son logo, et d ‘autre part, de façon nettement séparée c’est-à-dire ne suivant en aucun cas l’appellation ROXY, mais à d’autres endroits des produits et/ou de leurs emballages, et en caractères de taille moins importante, l’appellation « (BY) QUIKSILVER », (BY) QUIKSILVER PARFUMS » ou « ROXY (BY) QUIKSILVER PERFUMES ».

Sans préjudice des dispositions qui précèdent, tous les Produits et tous les emballages et instructions concernant les Produits doivent comporter une mention à l’effet de « fabriqué sous licence par Inter-Parfums SA ».

Le Licencié aura l’exclusivité, pendant la durée des présentes, de l’utilisation de l’appellation « ROXY » ainsi que de l’utilisation des Marques Concédées de produits alcool (parfums) et lignes de bain dérivées, exploitées dans le cadre du présent contrat, pour la commercialisation et la distribution des Produits.

Le Licencié pourra mentionner dans les documents commerciaux et boursiers usuels ayant trait à son activité l’une ou plusieurs des Marques Concédées, avec le même traitement que les autres marques dont il assure la distribution.

Toutefois, toute annonce publique ou référence publique à l’une des Marques Concédées, dans le cadre de l’alinéa ci-dessus, sera soumise à l’accord préalable écrit du Concédant.

Les Marques Concédées doivent servir à la commercialisation des Produits à l’exclusion de tout autre usage. Il est entendu que les Marques Concédées, telles qu’utilisées pour commercialiser les Produits, le sont de telle sorte que ces derniers ne puissent être discrédités aux yeux du public

Il ne devra être apposé aucune mention ou inscription préjudiciable à la visibilité des Marques Concédées, ni aucune mention ou inscription qui pourrait en diminuer l'importance et le style aux yeux du public.

Tout usage par le Licencié des Marques Concédées devra développer le goodwill et la réputation des Marques Concédées, au bénéfice du Concédant. Il est expressément convenu que le Licencié n’acquerra par l’effet du présent contrat aucun droit sur les Marques Concédées, de quelque nature que ce soit. Le Licencié devra se conformer à toutes directives écrites du Concédant concernant la manière ou la forme de l’usage des Marques Concédées.

5.2 Les frais du maintien en vigueur de ces Marques Concédées seront à la charge du Concédant. Le Licencié s’engage à collaborer avec le Concédant afin de lui fournir toute pièce ou document nécessaire au dépôt des Marques Concédées, à leur renouvellement ou au dépôt de nouvelles Marques Concédées.

5.3 Le Licencié pourra demander, si nécessaire, au Concédant de déposer les Marques Concédées dans d’autres pays dans la Classe internationale 3. Les dépôts seront effectués exclusivement au nom du Concédant et/ou de toute société affiliée s’il l’estime justifié au regard du projet et des plans commerciaux. La requête du Licencié en vue de tels dépôts complémentaires sera examinée de bonne foi par le Concédant, qui demeure maître de la décision de dépôt et supportera les frais d’éventuels dépôts complémentaires. Le Licencié s’engage, en tant que de besoin, à fournir toute signature, document et/ou assistance pour l’obtention des enregistrement de Marques Concédées en vertu du présent article.

5.4
Les Marques Concédées ainsi que les formules ou toutes autres données techniques quelconques se rapportant à la composition et/ou à la fabrication des Produits du contrat (y compris d’éventuels brevets), de même que tous les dessins et modèles (flaconnage, conditionnements, étiquettes, etc.…) et toutes instructions, tous matériels de marketing, de PLV et publicitaires développés par le Licencié ou pour son compte et déposés ou non par lui seront et resteront la propriété du Concédant, et le Licencié cède, vend et transfère irrévocablement par les présentes au Concédant tous droits qu’il pourrait ainsi détenir.

.
Le Licencié s’engage à rétrocéder gratuitement au profit du Concédant, à sa première demande, tout dépôt des Marques Concédées qui aurait pu être effectué au nom du Licencié, ce qui ne peut viser que la seule hypothèse où dans un pays donné, l’enregistrement ne pouvait être sollicité qu’au nom du Licencié, ne pouvait pas être effectué au nom du Concédant, et n’a pu être effectué. Et où le Concédant a fait part de son accord préalable écrit. Le Licencié s’engage alors à signer sans délai à la demande du Concédant tout document aux fins d’une telle rétrocession.

D’une manière générale, le Licencié s’engage par les présentes à donner au Concédant, sur simple demande et sans délai, toute signature et tout document permettant la plein applicabilité du présent article et en particulier la pleine et entière propriété par le Concédant des Marques Concédées.

ARTICLE 6 - CONTREFACONS

6.1 En cas de constatation d’actes de la part de tiers pouvant constituer des actes de contrefaçon ou d’atteintes aux Marques Concédées mais également de tous dessins, modèles, droits d’auteur et plus généralement de tous droits de propriété intellectuelle du Concédant, mais également des actes de concurrence déloyale et/ou parasitaire ou tout acte équivalent en vertu de la loi de tout pays du Territoire, liés aux Produits et au présent contrat, le Concédant aura la priorité pour toute réclamation et/ou action qu’il déciderait d’initier, s’il décide de le faire, étant précisé qu’il n’est nullement tenu de le faire.

Si le Concédant décide d’agir, à sa seule discrétion, le Licencié s’engage à coopérer pleinement et sans réserve avec lui ; les frais exposés pour les actions seront supportés par le Concédant, et les dommages et intérêts et condamnations financières qui pourraient être alloués ou prononcés à son profit lui seront entièrement et exclusivement attribués, sauf si le Licencié choisit de se joindre à l’action et d’y participer, auquel cas les deux parties supporteront leurs propres frais et les dommages et intérêts et condamnations financières à leur profit seront répartis entre les parties à proportion de leurs participation aux frais d’actions.

Si le Concédant décide de ne pas agir, le Licencié peut décider de le faire seul, en son propre nom et en réparation de son préjudice propre ; dans cette hypothèse, le Concédant s’engage à coopérer pleinement et sans réserve avec lui. Les frais exposés pour ces actions seront supportés par le Licencié, et les dommages et intérêts et condamnations financières qui pourraient être alloués ou prononcés à son profit lui seront entièrement et exclusivement attribués.

6.2  Il est convenu entre les parties que le Licencié s'engage à indemniser le Concédant de tout préjudice résultant d'une action de tiers fondée sur le caractère contrefaisant des Marques Concédées, telle qu'exploitées par le Licencié en manquement à ses obligations aux termes du présent Contrat.

ARTICLE 7 - PUBLICITE, LANCEMENT DE NOUVEAUX PRODUITS , « PLAN DE ROUTE »

7.1 Le Licencié aura, dans le cadre défini à l’article 3 des présentes, l’initiative et la responsabilité de la publicité et de la promotion des Produits du contrat ainsi que le choix des prestataires (agence de publicité, centrale d’achat, photographes, etc.), après qu’en auront été définis, en concertation avec le Concédant, les orientations générales, en cohérence avec l’univers de QUIKSILVER et ROXY, et après acceptation préalable écrite du Concédant.

7.2 Le Licencié consacrera les frais relatifs aux Activités de Publicité et de Promotion et à cet effet, il s’engage à y consacrer avec ses distributeurs pour les Activités de Publicité et de Promotion un budget commun suffisant pour assurer un bon développement des ventes et qui ne saura être inférieur :

-	du 1er janvier 2007 au 31 décembre 2009 : à [_____ ][6]du montant du Chiffre d’Affaires Net Mondial (hors P.L.V) réalisé par le Licencié sur l’année civile précédente
-	du 1er janvier 2010 au 31 décembre 2017 : à [_____ ][7] du montant du Chiffre d’Affaires Net Mondial (hors P.L.V) réalisé par le Licencié sur l’année civile précédente

étant entendu que [_____ ]8 du budget ci-dessus fixé seront consacrés aux médias constitués par les supports TV, presse et magazines incluant ceux édités par les grands points de vente comme notamment DOUGLAS, MARIONNAUD et SAKS.

Pendant la période du 1er janvier 2010 au 31 décembre 2017, tout lancement de tout nouveau Produit devra être accompagné de la part du Licencié de dépenses publicitaires plus importantes, dont le montant ne saurait être inférieur au montant consacré au lancement équivalent d’un nouveau Produit comparable pendant la période du 1er janvier 2007 au 31 décembre 2009. Sans préjudice des dispositions qui précèdent , le montant dépensé en Activités de Publicité et Promotion relatives au lancement de tout nouveau Produit pendant la période de douze (12) mois à compter d’un tel lancement doit être suffisant et adéquat pour un produit haut de gamme de sa nature et en phase avec les pratiques de l’industrie pour le lancement de produits équivalents de marques comparables, incluant par exemple les marques listées à l’Annexe 6,

6 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.126:6.
7 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.126:7.
8  Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.126:8.

7.3 Les parties conviennent qu’en période de lancements, la répartition géographique des dépenses ci-dessus à l’article 7.2 sera déterminée en concertation avec le Concédant en fonction de la stratégie de positionnement des Marques Concédées sur les marchés considérés et qu’elles en fixeront le montant par référence aux pratiques normales du marché de la parfumerie sélective.

7.4 Le Licencié consultera le Concédant sur toute approche créative concernant tout matériel publicitaire pour les Produits, incluant les publicités par voie de posters, brochures, PLV, journaux, magazines, radio et télévision. Le Licencié s’engage à ce que le marketing et la publicité pour les Produits ne soient en aucune manière en conflit avec la qualité, les standards et le style des publicités et du marketing du Concédant et des entités contrôlant ou contrôlée par le Concédant ou appartenant au groupe du Concédant et s’engage à ne porter en aucune manière atteinte ou diminuer en aucune manière la réputation du nom et de l’image des marques dans le monde.

En particulier, le Licencié et le Concédant se concerteront sur :

-	le contenu créatif de la publicité ;
-	le choix et la définition des grands axes (objectifs à assigner à la communication, message à transmettre, etc.) ;
-	les modalités d’application envisagées (média, thèmes, etc.),

étant précisé que c’est au Concédant qu’appartient le choix et la décision finale, et qu’aucun projet ne peut être réalisé sans l’acceptation préalable écrite du Concédant.

Si le Concédant ne l’a pas désapprouvé par écrit dans les [_____ ]9  à compter de la réception par un dirigeant autorisé du Concédant des projets, le Concédant sera réputé les avoir approuvés, si le Licencié obtient confirmation du Concédant que la proposition du Concédant a été dûment reçue par un dirigeant autorisé du Concédant.

En cas de désaccord, le Concédant notifiera au Licencié son refus accompagné de l’explication des motifs du refus au plus tard dans un délai de [_____ ]10 à compter de la réunion entre le Licencié et le Concédant au cours laquelle seront présentés par le Licencié les éléments cités ci-dessus. En cas de désaccord, les parties feront leurs meilleurs efforts pour arriver à un consensus dans un délai de [ ____ ] 11 à compter de la notification par le Concédant de son refus.

7.5 Plan de lancement :
Le Licencié s’engage à procéder au lancement au moins de [_____ ]12 nouvelles lignes de parfums et/ou lignes de soins visage et corporels, pendant toute la durée du présent contrat selon le déroulement des opérations décrites à l’Annexe 3 aux présentes. A cet effet, le Licencié s’engage à développer ses meilleurs efforts pour se conformer au calendrier de lancement des Produits ainsi indiqué à l’Annexe 3.

7.6 « Plan de route (chiffre d’affaires prévisionnel) » :
Sans préjudice de ses droits découlant du présent contrat, le Licencié a établi en Annexe 4 aux présentes, à titre indicatif, une estimation du chiffre d’affaires des ventes des Produits vers les distributeurs et une estimation du chiffre d’affaires gros local des ventes des Produits par le distributeurs vers les points de vente afin de permettre au Concédant d’apprécier au regard des objectifs que se fixe le Licencié, le positionnement envisagé des marques QUIKSILVER et ROXY dans le domaine des produits de soins et de parfums. Il est toutefois entendu expressément que ce plan prévisionnel de chiffre d’affaires ne saurait constituer à quelque titre que ce soit une obligation de moyen et/ou de résultat à la charge du Licencié et que l’absence de réalisation de ces objectifs ne saurait être qualifié de manquement contractuel par le Licencié.

9  Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.126:9.
10 Confidential Information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.126:10.

11 Confidential Information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.126:11.

12 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.126:12.

7.7 Plan de développement du réseau de distribution
Le Licencié fera ses meilleurs efforts pour étendre progressivement le réseau de distribution des Produits dans le Territoire, par zones géographiques et selon l’ordre prioritaire tel que proposé à l’Annexe 5 aux présentes

La mise en place du plan de développement suivant l’Annexe 5 requiert préalablement, pour chaque pays concerné, l’enregistrement par le Concédant et en son nom de la ou des Marque(s) Concédée(s), ou au minimum l’accord préalable écrit du Concédant par exemple si l’enregistrement de la ou des Marque(s) Concédées) n’est pas encore prononcé mais qu’il n’existe pas de risque sérieux identifié par le Concédant pour l’exploitation de la ou des Marque(s) Concédée(s) dans le pays.

S’agissant de la République Populaire de Chine, le lancement de tout Produit dans ce pays sera en toute hypothèse conditionné à l’acceptation préalable écrite du Président de Quiksilver Inc.

ARTICLE 8 - OBJETS PROMOTIONNELS

Le Licencié ne pourra exploiter (par vente ou remise gratuite), sous les Marques Concédées, des objets ou produits promotionnels de toute nature (en dehors du domaine des Produits) qu’à condition que :

a)	le Concédant, qui est libre de refuser, ait préalablement autorisé par écrit la fabrication et diffusion des objets en question, dont le Licencié lui aura remis un échantillon ou une maquette,

b)	l’exploitation de ces objets demeure l’accessoire de celle des Produits du contrat, et

c)
Les objets et produits promotionnels dans la mesure où ils promeuvent les Produits marqués ROXY soient siglés « ROXY (BY) QUIKSILVER PARFUMS » ou « ROXY (BY) QUIKSILVER PERFUMES » et qu’aucune confusion ne puisse être faite avec les produits commercialisés par le Concédant ou ses autres licenciés.

d)
Par Produits Promotionnels les parties désignent des articles autres que les Produits, servant à promouvoir la vente des Produits, comme notamment des trousses, sacs de voyages, draps de bains, parapluies etc…, qui en toute hypothèse devront systématiquement être soumis au Concédant pour approbation préalable écrite.

ARTICLE 9 - REDEVANCE - MINIMUM GARANTI -
CHIFFRE D’AFFAIRES PREVISIONNELS

9.1	Redevance
Le Licencié s’engage à verser une redevance annuelle, nette de toute retenue à la source ou autre prélèvement fiscal de quelque nature que ce soit, égale à [_____ ]13 du Chiffre d’Affaires Net Mondial, et qui ne saura être inférieure au minimum garanti fixé à l’article 9.6 ci-après. Cette redevance sera payée en quatre échéances égales par le Licencié au Concédant dans les [_____ ]14 respectivement suivant la fin de chaque trimestre civil, sur la base d’un état détaillé des ventes réalisées accompagné du calcul de la redevance. Le Licencié fournira au Concédant dans [_____ ]15 à compter de la fin de chaque mois un rapport écrit sur les ventes réalisées, réparties par pays, marque et catégorie de produit, et faisant apparaître la redevance payable

13  Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.126:13.
14  Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.126:14.
15  Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.126:15.

9.2 Le Licencié communiquera au Concédant annuellement au plus tard avant le [_____ ]16 un état détaillé des ventes annuelles de l’année écoulée, certifié par son commissaire aux comptes. Cet état servira de base au calcul de la redevance annuelle pour l’année écoulée. En cas d’ajustement éventuel entre la somme des redevances trimestrielles versées lors d’une année écoulée et le montant de la redevance annuelle ainsi calculée pour cette même année, ledit ajustement viendra s’imputer à la hausse ou à la baisse sur le montant de l’échéance du premier trimestre de l’année suivante.

9.3 Le Concédant disposera à tout moment d’un droit d’audit par un tiers expert de son choix des déclarations du Licencié et notamment de l’état détaillé des ventes annuelles de Produits et en respectant un préavis raisonnable. Cet audit pourra porter sur les [_____ ]17 années calendaires écoulées. Le Licencié s’engage à conserver les archives nécessaires le temps voulu à cette fin, ainsi qu’à collaborer pleinement à l’audit. En cas d’ajustement des redevances dues sur une année calendaire d’un montant supérieur à [_____ ]18 en faveur du Concédant, le Licencié supportera, en sus de la régularisation des redevances, le coût total de l’audit. Le paiement de la redevance complémentaire et du coût de l’audit interviendra, le cas échéant, dans les [_____ ]19 suivant la présentation du résultat de l’audit par le Concédant au Licencié.

9.4 Pour le calcul de la redevance trimestrielle, les montants de Chiffre d’Affaires Net Mondial établis en monnaie autre que l’Euro seront convertis en cette monnaie sur la base des cours moyens des devises à la date de ce trimestre.

9.5 Le Licencié tiendra des états et comptes précis des dépenses relatives aux Activités de Publicité et de Promotion des Produits et aux objets promotionnels distribués sous les Marques Concédées et en permettra une fois par an, avec un préavis raisonnable, aux frais du Concédant, la vérification par un expert-comptable mandaté par le Concédant et tenu au secret professionnel.

9.6 Minimum Garanti
Le Licencié s’engage à verser au Concédant, pendant la durée du présent contrat, les redevances minima annuelles (« Minima Garanti ») déterminées conformément au tableau ci-dessous, étant précisé que le premier Minima Garanti annuel ne sera pas du au titre de la période contractuelle du 1er avril 2006 au 31 décembre 2007, cette période étant consacrée à la conception et au développement de la première ligne de Produits.

PERIODE	MINIMA GARANTIS ( H.T ) en euros
Du 1er Avril 2006 au 31 Décembre 2006	[
Du 1er Janvier 2007 au 31 Décembre 2007
Du 1er Janvier 2008 au 31 Décembre 2008
Du 1er Janvier 2009 au 31 Décembre 2009
Du 1er Janvier 2010 au 31 Décembre 2010
Du 1er Janvier 2011 au 31 Décembre 2011
Du 1er Janvier 2012 au 31 Décembre 2012
Du 1er Janvier 2013 au 31 Décembre 2013
Du 1er Janvier 2014 au 31 Décembre 2014
Du 1er Janvier 2015 au 31 Décembre 2015
Du 1er Janvier 2016 au 31 Décembre 2016
Du 1er Janvier 2017 au 31 Décembre 2017	][20]

16  Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.126:16.
17  Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.126:17.
18  Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.126:18.
19  Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.126:19.
20  Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.126:20.

ARTICLE 10 - NON-CONCURRENCE ET LOYAUTE

10.1  Le Concédant s’interdit d’exploiter ou faire exploiter dans le Territoire, pendant toute la durée de ce contrat, les Marques Concédées dans le domaine des Produits, ou d’entreprendre des actions quelconques de nature à porter préjudice à l’exploitation des Produits du contrat par le Licencié, étant précisé que le Concédant demeure libre de créer, fabriquer, vendre, distribuer et commercialiser tout autre produit et fournir tout autre service sous les Marques Concédées ou tout produit ou service, qu’ils soient de nature identique ou similaire aux Produits, sous toute autre marque, nom ou logo, directement ou en concédant toute licence à tout tiers, dans le monde entier.

10.2  Les parties s'engagent à exécuter de manière loyale le présent contrat et à ne pas prendre des mesures, directement et/ou indirectement, qui porteraient préjudice au Concédant ou au Licencié et/ou à la vente, la distribution ou l'image des Produits.

Le Concédant a été informé par le Licencié des marques autres que les Marques Concédées dont il est actuellement le titulaire ou le licencié.

Les marques du Licencié autres que les Marques Concédées, visées à l’alinéa ci-dessus, sont mentionnées à l’Annexe 8 ci-après. Il est expressément convenu que le Licencié n’est autorisé à exploiter de telles marques qu’à condition qu’elles ne concernent aucun sport « outdoor » et qu’après l’acceptation préalable écrite du Concédant, lequel ne peut pas le refuser de façon déraisonnable, dès lors que ces marques ne sont pas commercialisées en relation avec un quelconque sport « outdoor ».

Le Licencié s’engage également par les présentes à ne pas fabriquer, commercialiser, distribuer ou vendre de produits destinés ou associés à un quelconque sport « outdoor » ou une quelconque marque de sport « outdoor », l’expression « sport outdoor » incluant tout sport individuel et/ou non pratiqué dans une enceinte tel que tous sports de surf, neige, rue, mer, montagne, hiver et campagne, sports de planche, cyclisme, mountain bike, moto cross, sports extrêmes, plongée, sports de plage (incluant, sans y être limités, la natation de mer, le « surf life saving », le beach volley), triathlon, vol à voile, sports de campagne et d’aventures (incluant, sans y être limités, le trecking, la randonnée, le camping et l’escalade) pêche, voile, bateau, kayak, canoë, rafting, outrigger et golf.

ARTICLE 11 - DUREE DU CONTRAT

11.1 Le présent Contrat prend effet à compter du 1er Avril 2006 et se poursuivra jusqu’au 31 décembre 2017, soit pendant une durée de 11 ans et 9 mois.

11.2 [_____ ]21 avant l’expiration du présent contrat à son terme initial, les parties discuteront de bonne foi pour savoir si elles sont intéressées par le renouvellement du présent contrat, étant précisé qu’un tel renouvellement est soumis à la signature d’un nouvel accord écrit entre les parties. Si les deux parties sont intéressées à discuter d’un renouvellement, elles s’engagent à coopérer pour établir les termes et conditions d’un renouvellement, étant accepté que les éléments qui pourront servir de base à la discussion incluront, sans limitation, les résultats effectivement obtenus par le Licencié dans le cadre de l’exécution du présent contrat .

21  Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.126:21.

11.3 Il est expressément prévu que dans tous les cas y compris pour le cas où le présent accord ne serait pas renouvelé pour quelque raison que ce soit, le Licencié s’engage à respecter jusqu’au terme du présent contrat toutes les dispositions des présentes, en particulier à continuer selon les pratiques usuelles la promotion des Produits et en versant la redevance prévue aux présentes pour la dernière année restant à courir.

11.4	Le Concédant pourra mettre fin à tout moment au présent contrat unilatéralement sans préavis et sur simple notification adressée au Licencié par lettre recommandée AR, dans le cas où :

-
Le Licencié ne réaliserait aucun lancement de Nouveaux Produits en conformité avec le plan de développement mentionné à l’Annexe 5 des présentes dans les pays dans lesquels les Marques Concédées ont été enregistrées ou dans lesquels le consentement écrit a été donné par le Concédant conformément à l’article 7.7, à moins que l’absence de lancement de Nouveau Produit soit uniquement due à la force majeure, à savoir si cette absence est due à tout événement extérieur tel que guerre, émeute, insurrection, guerre civile, sabotage, grève ou autre interruption du travail, accident, incendie, inondation, tremblement de terre, explosion détruisant les locaux, mesure gouvernementale ou toute autre circonstance imprévisible et extérieure à la volonté du Licencié, à condition qu’une fois la cause de force majeure disparue, le Licencié ait rapidement exécuté ses obligations contractuelles, et ne soit pas due à une faute ou négligence quelconque du Licencié.

-
Le Licencié aurait manqué à son obligation de développer ses meilleurs efforts pour promouvoir, développer et étendre les ventes des Produits pour permettre d’assurer une connaissance et une demande continues et croissantes des Produits dans et à travers chaque pays du Territoire

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Le Licencié, quelle qu’en soit la raison, aurait vendu tout Produit n’ayant pas reçu l’acceptation préalable écrite du Concédant ou serait d’un standard ou qualité inférieur au standard et à la qualité approuvés par le Concédant

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Le Licencié négligerait son obligation découlant du présent contrat de fabriquer, commercialiser et vendre les Produits en sorte que le nom et la réputation des Marques Concédées seraient ou pourrait être endommagés

-	Le Licencié cesserait de fabriquer, distribuer ou vendre les Produits
-	Le Licencié commettrait tout acte ou action calculé pour ou susceptible de causer préjudice à la validité des Marques Concédées ou à leur titularité, ou remettrait en cause leur validité ou titularité
-
De l’avis raisonnable du Concédant, le Licencié commet tout acte dont résulterait, ou ne prend pas une mesure en son pouvoir pour prévenir, un préjudice ou une atteinte grave au goodwill ou à la réputation des Marques Concédées

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Le Licencié lui-même manque à son obligation de se conformer au Quest Code et toutes règles explicatives y relatives, ou continue d’utiliser un sous-traitant alors qu’il serait informé que ce sous-traitant ne se conforme pas au Quest Code

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Le Licencié serait placé sous le « contrôle » de toute personne, société ou business intervenant dans le domaine de la fabrication, la fourniture ou la distribution de vêtements, accessoires ou équipements sportifs destinés à, en relation avec ou commercialisé en référence à tout sport « outdoor » (tel que précédemment défini). « Contrôle » signifie contrôle direct ou indirect de la direction ou de la politique, incluant le contrôle exercé comme résultat de ou au moyen d’arrangements ou pratiques, basées ou non sur des droits légaux ou équitables. ou

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Le Licencié deviendrait insolvable,, serait déclaré en faillite, placé sous régime de sauvegarde, en liquidation judiciaire ou amiable, devrait céder ses actifs à ses créanciers ou devrait requérir la nomination d’un administrateur.

11.5 En sus des cas visés au paragraphe 11.4, chacune des parties pourra résilier le présent contrat en cas de non-respect par l’autre partie de l’une des dispositions des présentes à laquelle il ne pourrait être remédié ou, s’il peut y être remédié, si la partie défaillante n’y a pas remédié dans les [_____ ]22 suivant la mise en demeure qui lui aura été adressée à cet effet par lettre recommandée avec demande d’avis de réception. La résiliation sera notifiée par les mêmes moyens au plus tard dans les [_____ ]23 suivant l’envoi de la mise en demeure restée sans effet.

11.6 En tout état de cause, le Licencié ne pourra prendre d’engagements contractuels d’une durée supérieure au présent contrat dans ses relations avec des tiers qui découlent de ses droits et obligations telles qu’ils figurent aux présentes.

ARTICLE 12 - DECLARATIONS DES PARTIES

12.1 Le Licencié déclare et garantit qu’à ce jour, ainsi que toutes les sociétés qu’il contrôle, qui viendraient à être impliqués dans la réalisation de l’objet du présent Contrat, ont été dûment et régulièrement constituées selon les dispositions légales qui leur sont applicables. Le Licencié et ses sociétés sont depuis leur constitution en conformité avec la loi sur les sociétés commerciales et leurs décrets d'application telles qu’applicables.

12.2 Le Concédant garantit n’avoir à ce jour connaissance d’aucune circonstance de nature à empêcher la commercialisation des Produits dans les pays qu’elle a listés à l’Annexe 1 dans lesquels les Marques Concédées ont été déposées et/ou enregistrées, en ce qui concerne exclusivement les produits concernés pour lesquels chaque Marque Concédée a été enregistrée dans les pays concernés.

ARTICLE 13 - DROITS ET OBLIGATIONS A L’EXPIRATION DU CONTRAT

13.1 A l’expiration ou terminaison du présent contrat pour quelque raison que ce soit :

- à moins qu’il en soit disposé autrement dans le présent article, le Licencié n’aura aucun droit d’utiliser les Marques Concédées et le Licencié ne fabriquera ni ne fera plus fabriquer aucun Produit

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Le Licencié aura le droit pendant les [_____ ][24]qui suivront l’expiration du contrat de vendre ses stocks existants de Produits et de PLV aux prix commerciaux normaux, sous réserve de l’application de l’article 4.8 al. 2 des présentes. Toutes ces ventes seront soumises à redevance suivant les dispositions de l’article 9 ci-dessus. Au-delà de ce délai de [_____ ][25]  le Licencié devra cesser complètement l’exploitation des Marques Concédées et des Produits. Au-delà du délai de [_____ ][26] précité, le Licencié renonce à se prévaloir d’un droit quelconque découlant du présent contrat et visant les droits de propriété intellectuelle attachés aux Produits, créés ou non à l’initiative du Licencié et Marques Concédées ;

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le Licencié devra informer le Concédant de tous les contrats en cours, conclus avec des tiers, le Concédant se réservant la faculté de reprendre ces contrats ou d’exiger du Licencié qu’il y mette fin aux frais de ce dernier.

22  Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.126:22.
23  Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.126:23.
24 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.126:24.
25 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.126:25.
26 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.126:26.

13.2  Le Concédant pourra à sa seule discrétion s’opposer à l’exercice par le Licencié du droit mentionné au paragraphe ci-dessus, à condition de (a) racheter au Licencié ses stocks de Produits et de PLV, ainsi que les matières premières entrant dans la composition de ceux-ci ainsi que ceux des supports de vente, qu’il en sa possession ou commandés à la date de cessation du présent Contrat, à leur prix d’achat ou de revient, déprécié le cas échéant selon les pratiques commerciales usuelles selon la nature du stock concerné et de (b) faire son affaire de la livraison des commandes en cours à l’expiration du contrat.

13.3  A l’expiration du délai de [_____ ]27prévus à l’article 13.1 ci-dessus, le Licencié s’engage, au choix du Concédant qui devra en être préalablement informé et décidera de l’option, et en tout état de cause aux frais du Licencié, soit à détruire l’intégralité des stocks de Produits et de PLV qui resteraient en sa possession, soit à les réacheminer au Concédant ou à toute société affiliée qui lui serait désignée à cet effet, incluant tous emballages, matériels publicitaires, PLV et matériels et articles promotionnels.. Le Licencié devra également restituer au Concédant ou à toute société affiliée, ou bien détruire, au choix du Concédant, tous objets, illustrations, moules, reproductions et autres objets ou articles utilisés par le Licencié ou tout fabricant ou sous-traitant en rapport avec la fabrication des Produits pendant la durée du contrat.

A la requête du Concédant, le Licencié devra fournir au Concédant, aux frais du Licencié, toutes attestations en bonne et due forme, exécutées par un Directeur ou Représentant légal du Licencié ou de tout fabricant du Licencié, concernant la destruction des stocks en vertu du présent article.

ARTICLE 14 - MODIFICATIONS DU CONTRAT

14.1 Toute convention dérogatoire ou complémentaire ou tout avenant au présent contrat seront nécessairement établis par un écrit signé par les parties et annexé au contrat. Toute modification à ce titre sera limitée au point particulier pour lequel elle aura été convenue.

14.2 Si, en cas de force majeure, l'une des parties se trouve dans l'impossibilité d'honorer ses engagements au titre du présent contrat, elle devra en informer son cocontractant, afin que les parties puissent convenir ensemble d’ajustements équitables à ce contrat dans leur intérêt commun.

14.3 Si l'une ou plusieurs clauses du présent contrat s'avèrent être privées d'effet, cette circonstance n'affectera en rien la validité des autres dispositions du contrat ni celle du contrat dans son ensemble. Il en irait de même dans l'hypothèse où le présent contrat comporterait des lacunes. La clause devant être supprimée, ou qui est manquante, sera remplacée par une disposition juridiquement valable et conforme à l'objet du présent contrat.

ARTICLE 15- CONFIDENTIALITE

15.1 Les parties s’engagent à considérer comme strictement confidentielles et à traiter comme telles toutes les informations, quelque soient leur nature et leur support, recueillies auprès de l’autre partie pendant l’exécution du présent Contrat, y compris les dispositions du présent Contrat (ci-après les « Informations Confidentielles »).

27 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.126:27.

15.2 Le Concédant et le Licencié seront autorisés, en raison de leur statut sociétés cotées, à divulguer ces Informations Confidentielles uniquement suite à une exigence d’une réglementation en vigueur, notamment de nature boursière ou sur injonction d’une autorité judiciaire ou administrative et ce, sous la réserve expresse d’en informer l’autre partie au préalable, de se concerter avec cette dernière sur les modalités de divulgation des Informations à ce titre, en particulier de se mettre d’accord préalablement et par écrit sur les modalités de rédaction des annonces et communiqués de presse, et d’avoir obtenu l’accord préalable écrit et complet de l’autre partie.

15.3 Toutes les informations connues du public sont réputées non confidentielles sauf si elles sont compilées sous une forme non connue du public.

15.4 Les parties s'engagent à ne pas divulguer ou laisser divulguer, directement ou par personne interposée, en totalité ou en partie, les Informations Confidentielles dont elles auraient eu ainsi connaissance, à quelque tiers que ce soit, à l’exception des employés et/ou sous-traitants ayant besoin des informations pour l’exécution de leurs obligations.

15.5 Les parties s’engagent, à cet égard, à prendre toutes les mesures nécessaires auprès de leurs salariés et/ou prestataires afin que ceux ci soient soumis à cette même obligation de confidentialité.

15.6 Les parties s'engagent à ne pas utiliser les Informations Confidentielles dans un cadre autre que celui du présent Contrat.

15.7 Chaque partie s'engage à restituer à première demande de l’autre partie tous documents, ou autres supports contenant des Informations Confidentielles que celle-ci aurait été amenée à lui remettre dans le cadre de l'exécution du présent Contrat ainsi que toutes leurs reproductions.

ARTICLE 16- NOTIFICATIONS

Toute notification effectuée par l’une des parties dans le cadre de l’exécution des dispositions des présentes devra être adressée, par lettre recommandée avec accusé de réception ou par télécopie, à l’adresse de son siège social, à l’attention de son représentant légal, ou de toute autre personne dûment désignée par ladite partie à la partie ayant fait la notification.

Toute notification sera réputée effectuée à compter, soit de la signature de l’accusé de réception en ce qui concerne la transmission par lettre recommandée avec accusé de réception, soit de la confirmation de la bonne transmission de la télécopie au destinataire générée par la machine à fac-simile de l’expéditeur. Si la notification a lieu un samedi ou un dimanche, ou un jour férié observé par le destinataire, la notification sera réputée avoir été faite je jour qui suit et qui n’est ni un samedi, ni un dimanche ni un jour férié observé par le destinataire.

ARTICLE 17- CONCILIATION / LITIGES

En cas de désaccord entre les Parties sur la validité, l’interprétation, l’exécution et/ou la résolution d’une des dispositions des présentes, les parties s’engagent avant d’initier toute procédure contentieuse à suivre la procédure de conciliation suivante :

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dans un premier temps, le désaccord fera l’objet d’une réunion entre les responsables opérationnels compétents de chacune des parties, à l’initiative de la partie la plus diligente, et dans les plus brefs délais dès la survenance du désaccord. Cette réunion aura pour but de trouver une solution amiable au désaccord en question. Un procès-verbal de cette réunion contradictoire sera dressé par les parties.

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Dans un second temps, si la réunion entre les responsables opérationnels n’aboutit pas à une solution amiable, les dirigeants mandataires sociaux de chacune des parties se rencontreront et feront leurs meilleurs efforts afin de solutionner ce désaccord de manière amiable. Cette réunion devra intervenir dans les plus brefs délais et pas plus tard que [_____ ][28]à compter de la réunion entre les responsables opérationnels.

Si, en dépit de la procédure de conciliation un litige subsiste sur la validité, l’interprétation, l’exécution et/ou la résolution des présentes, ou bien si l’une des parties refusent d’exécuter avec diligence et bonne foi la procédure susvisée, ce litige sera soumis à la compétence exclusive des tribunaux du ressort de la Cour d’Appel de Paris.

ARTICLE 18 - DROIT APPLICABLE

Le présent contrat est soumis au Droit français.

ARTICLE 19 - DISPOSITIONS GENERALES

19.1	Contractant indépendant

Pendant toute la durée du présent contrat le Licencié s’engage à demeurer un contractant indépendant et à ne jamais, sauf accord préalable exprès du Concédant, en vertu du présent contrat, en rapport avec ou au nom du Concédant ou de ses produits ou services :

(a)	être ou se comporter comme un agent, employé, associé ou lié en aucune manière que ce soit du ou avec le Concédant ;
(b)	avoir ou s’attribuer la capacité d’engager le crédit du Concédant ; ou
(c)	accepter d’ordres, se lier de toute autre manière ou contracter de quelque manière que ce soit au nom du Concédant.

19.2	Non renonciation

Le retard ou le manquement de l’une des parties à requérir de l’autre partie une stricte exécution des dispositions du présent contrat ne sera pas considéré comme une renonciation à se prévaloir de l’atteinte ou du manquement au contrat. L’acceptation par le Concédant d’une quelconque somme d’argent au titre du présent contrat après tout retard ou manquement par le Licencié dans l’exécution de tout ou partie de ses obligations contractuelles, avant ou après notification ou mise en connaissance de cause par le Concédant, ne sera pas non plus considérée comme une renonciation par le Concédant à se prévaloir de l’atteinte ou du manquement au contrat.

19.3	Exemplaires du contrat

Le présent contrat peut être établi en trois exemplaires, chacun d’entre eux étant considéré comme un original, mais tous les exemplaires, considérés ensemble, constituent un seul et même instrument.

28 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.126:28.

Signé le 23 mars 2006
A PARIS
En trois (3) exemplaires originaux

QS HOLDINGS /s/ Peter Bloxham Le Concédant	INTER PARFUMS /s/ Philippe Benacin Le Licencié

Annexe 1 : liste des Marques Concédées

▪	QUIKSILVER

▪

▪	ROXY

▪

Annexe 2 : liste des Produits

Produits ligne féminine sous le nom « ROXY »

1.	Parfum extrait
2.	Eau de Parfum
3.	Eau de Toilette
4.	Eau de Cologne
5.	Vaporisateur de sac
6.	Stylo de sac roll-on
7.	Crème pour le corps
8.	Lait pour le corps
9.	Lait pour le corps pailleté
10.	Huile pour le corps
11.	Poudre parfumée pour le corps
12.	Gel pour le bain et la douche
13.	Mousse douche
14.	Gommage pour le corps
15.	Eau déodorante spray
16.	Produits de soins pour le visage et le corps
17.	Produits de soins solaires
18.	Déodorant roll-on
19.	Brume pour les cheveux
20.	Brume pailletée pour les cheveux
21.	Shampoing parfumé
22.	Savon
23.	Bougie parfumée pour la maison

Produits ligne masculine sous le nom « QUIKSILVER »

24.	Eau de Toilette (*)
25.	Eau de Parfum (*)
26.	Lotion après rasage flacon (*)
27.	Baume après rasage flacon (*)
28.	Gel de rasage
29.	Gel douche intégral
30.	Shampoing intégral
31.	Déodorant spray (*)
32.	Déodorant stick (*)
33.	Savon
34.	Produits de soins corporels et visage
35.	Produits de soins solaires

(*) Les produits marqués d’un astérisque ne sont consentis que sous réserve de l’accord préalable écrit du Concédant conformément aux dispositions de l’article 2.3.
.

Annexe 3 : Lancement de Nouveaux Produits

Le lancement de nouveaux Produits se caractérise par la réalisation des opérations suivantes :
1.	définition et mise en place de la cible consommateurs (tranches d’âge) ;
2.	définition et mise en place du concept des produits (définition de la nouvelle flagrance, du nouveau flacon, du nouveau packaging, des codes couleurs, du nouveau nom…) ;
3.	définition et mise en place de la politique de communication (choix des canaux de communication, choix des médias…) ;
4.	définition et mise en place de la politique de distribution (choix des canaux de distribution : parfumeries sélective, stratégie de positionnement prix par rapport à la concurrence..)
5.	fabrication, distribution et commercialisation des nouveaux Produits ;
6.	déclinaison du nouveau Produit dans un ou plusieurs produits suivants :

Produits ligne féminine
-	Parfum extrait
-	Eau de Parfum
-	Eau de Toilette
-	Eau de Cologne
-	Stylo de sac roll-on
-	Crème pour le corps
-	Lait pour le corps
-	Lait pour le corps pailleté
-	Huile pour le corps
-	Poudre parfumée pour le corps
-	Gel pour le bain et la douche
-	Mousse douche
-	Gommage pour le corps
-	Eau déodorante spray
-	Déodorant roll-on
-	Brume pour les cheveux
-	Shampooing parfumé
-	Savon
-	Produits de soins pour le corps et/ou le visage
-	Produits de soins solaires

Produits ligne masculine
-	Eau de Toilette (*)
-	Eau de Parfum (*)
-	Lotion après rasage flacon (*)
-	Baume après rasage flacon (*)
-	Gel de rasage
-	Gel douche intégral
-	Shampoing intégral
-	Déodorant spray (*)
-	Déodorant stick (*)
-	Savon
-	Produits de soin corporel et visage
-	Produits de Soins solaires

(*) Les produits marqués d’un astérisque ne sont consentis que sous réserve de l’accord préalable du Concédant conformément aux dispositions de l’article 2.3.

(Suite ) Annexe 3 : Lancement de Nouveaux Produits

Plan de lancement

•	Septembre 2007 :Lancement d’une première ligne de parfum femme de « ROXY » (Women I)

•	[_____ ][29]Déclinaison du Parfum « ROXY » (Women I) en lignes de bain et ligne corporelle à définir d’un commun accord

•	[_____ ][30]Lancement de la ligne « QUIKSILVER SUN CARE » (Sun Care 1)

•	[_____ ][31]Lancement d’une deuxième ligne de parfum féminin de « ROXY » (Women II)

•	[_____ ][32]Lancement d’une première ligne de parfum pour homme de QUIKSILVER (Men I), après validation par le Concédant

29 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.126:29.
30 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.126:30.
31 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.126:31.
32 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.126:32.

Annexe 4 : PLAN DE ROUTE (Chiffre d’affaires prévisionnels) Art.7-6

ANNEE	CHIFFRE D’AFFAIRES NET MONDIAL (ventes du Licencié)	CHIFFRE D’AFFAIRES GROS LOCAL (ventes des distributeurs)
2007	[
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017		][33]

33 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.126:33.

Annexe 5 : Plan de développement du réseau de distribution (art. 7-7)

-	[_____ ][34]

Les pays prioritaires seront les suivants :

▪	Europe de l’Ouest : France, Espagne, Italie, Royaume Uni, Allemagne, Autriche, Portugal, Belgique, Hollande, Scandinavie (Suède, Danemark, Norvège, Finlande)
▪	Moyen Orient : Arabie Saoudite, Koweit, Qatar
▪	Amérique Nord : Etats-Unis et Canada

-	[_____ ][35]

Les pays prioritaires seront les suivants :

▪	Amériques Sud : Brésil, Argentine, Uruguay, Mexique
▪	Europe de l’Est : Russie, Pologne, Hongrie, République Tchèque, Pays Baltes (Lituanie, Lettonie, Estonie), Slovénie
▪	Asie : Australie, Japon, Singapour, Corée

34 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.126:34.
35 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.126:35.

Annexe 6 : liste des marques concurrentes servant de référence au positionnement des Marques dans les canaux de distribution (article 4.6)

Parfums

▪	[_____ ][36]

Produits de soin

▪	[_____ ][37]

36 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.126:36.
37 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.126:37.

Annexe 7 : Quiksilver Ethical Standard of Trade (Quest Code)

[
SUPPLIER WORKPLACE CODE OF CONDUCT

Quiksilver aims to do business with others around the world who respects the law, the culture in which they operate, and the workers who manufacture Quiksilver products and garments.

Quiksilver has developed this Supplier Workplace Code of Conduct ("Code"), set on the basic international standards with which Quiksilver requires its Suppliers to comply.

In addition to the specific provisions in this Code, Quiksilver expects its Suppliers to act reasonably in all respects and to do their best to ensure that no abusive, exploitative or illegal conditions exist at their workplaces.

I. Supplier’s Agreement

A Supplier to Quiksilver agrees to:

•	Comply with this Code.

•
Disclose to Quiksilver the name and address of every Supplier of materials, components, or parts either marked with the Quiksilver names or logos or made exclusively for incorporation in Quiksilver products and the name and address of any sub-contractor used by it in the production of Quiksilver garments and products.

•	Allow Quiksilver and its representatives to inspect its facilities to ensure compliance with this Code.

•
Only deal with such Supplier(s) and sub-contractors who comply with this Code and who have signed a copy of this Code and who have agreed to permit Quiksilver and its representatives to inspect their facilities and documents to ensure compliance with this Code.

Quiksilver intends this Code to apply to each purchase order submitted to Quiksilver Suppliers.

II. Compliance With the Law

Quiksilver’s Suppliers must in all material respects comply with the applicable legal requirements of the country in which they operate. This includes all employment and environmental laws.

III. Employment Standards

A.	Wages and Benefits: Suppliers must pay all employees who manufacture Quiksilver garments, products or components the minimum wages and benefits mandated by local law.

B.
Overtime: Suppliers shall not require their employees to work in excess of the number of hours per day or per week allowed by the law of the country of manufacture. Where overtime is permitted by local law, it must be compensated at such premium rates, if any, required by applicable law.

C.	Child Labor: No Supplier may employ any person younger than 14 years of age or the age limit provided by the law of the country of manufacture, whichever is greater.

D.	Forced Labor: No forced labor may be used by any Supplier in any form, whether prison labor, indentured labor, bonded labor or otherwise.

E.	Discrimination and Harassment: No employee shall be subjected to unlawful workplace discrimination, harassment or abuse.

F.
Health and Safety: The workplace must be safe and healthy, and Suppliers must comply in all material respects with all applicable laws regarding the provision of a safe, hygienic and healthy working environment. Suppliers must take steps to prevent workplace injuries and illnesses, and must train employees to use safe workplace practices.

G.
Supply Chain Security: We require reasonable security practices to eliminate vulnerabilities of our global supply chain against terrorism, transshipments, smuggling, and other illegal activities associated with importation.

IV. Compliance.

Quiksilver expects its Suppliers to support and cooperate in the distribution of this Code.

Quiksilver, by its representatives, may inspect the facilities of any Supplier, and the facilities of any sub-contractor who shall fully cooperate and provide access to all facilities and documents to ensure compliance with this Code.

Quiksilver may give advice to its Suppliers and their Suppliers and sub-contractors to assist them to comply with this Code but Quiksilver always reserves the right to refuse to deal further with a Supplier who does not comply with this Code, and to require its Suppliers not deal with Suppliers or sub-contractors who do not comply with this Code.

V. “Quiksilver”

In this document, “Quiksilver” means Quiksilver, Inc., any subsidiary and any person licensed by it to use its trade marks, and any person licensed by Quiksilver International Pty Ltd to use its trade marks.

Annexe 8 : marques du Licencié

•	BURBERRY

•	LANVIN

•	PAUL SMITH

•	ST DUPONT

•	CHRISTIAN LACROIX

•	CELINE

•	NICKEL